45th EEI Financial Conference
PALM DESERT, CA  •  OCTOBER 31 - NOVEMBER 3, 2010

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by the Private Securities Litigation
Reform Act of 1995. These statements include declarations regarding Pepco Holdings’ intents, beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,”
“anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause PHI’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond Pepco Holdings’ control and may cause actual results to differ materially from those contained in forward-looking statements: prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; changes in and compliance with environmental and safety laws and policies; weather conditions;
population growth rates and demographic patterns; general economic conditions, including potential negative impacts resulting from an economic downturn; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices;
changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by Federal and/or state regulatory commissions, PJM, the
North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence PHI’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and credit and capital market conditions; and effects of geopolitical events, including the threat of domestic terrorism. Any forward-looking statements speak only as to the date of this presentation and Pepco Holdings undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors, nor can Pepco
Holdings assess the impact of any such factor on Pepco Holdings’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing review of factors should not be construed as exhaustive. Readers are referred to the most recent reports filed with the Securities and
Exchange Commission.
Safe Harbor Statement

- PHI is becoming fundamentally a regulated T&D company with significantly reduced direct exposure to the energy commodity markets

5 - 10%
90 - 95%
Regulated T&D
Pepco Energy Services/Other

Forecast Business Mix Based on
2011-2014 Projected Operating Income
Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI’s Strategic Repositioning
• We have been repositioning
 PHI over the last year
 – Wind-down of retail energy
 supply business at Pepco
 Energy Services on track
 – Completed sale of Conectiv
 Energy’s wholesale power
 generation business
 – Liquidation of Conectiv
 Energy’s remaining contracts
 and assets on track

PHI
Pepco Holdings, Inc

atlantic city electric
A PHI Company

delmarva power
A PHI Company

pepco
A PHI Company

pepco
Energy Services

- Build profitable market share in the energy performance contracting business focused on government customers

• Invest in T&D infrastructure
• Implement Blueprint for the Future - AMI, energy efficiency, demand response, decoupling
• Achieve constructive regulatory outcomes
• Increase operational excellence
Power Delivery
• Increase earnings contribution from energy services
Pepco Energy Services
Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI’s Strategic Focus

Our plan positions us for significant long-term growth in both transmission and distribution.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Power Delivery Business Outlook
• Over $5 billion in planned infrastructure investment over next 5 years
• Accelerated smart grid deployment backed by $168 million in stimulus grants
• Revenue growth through continued modest, long-term growth in the number of customers - comparatively strong, resilient economy
• Achieving constructive regulatory outcomes - ongoing rate cases, decoupling, FERC formula and incentive rates
• Continued improvement in operating performance - safety, customer satisfaction, reliability, cost

PHI
Pepco Holdings Inc

Projected Year-End Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
12.4% CAGR (2009-2014)
$7,050
$7,858
2009
2010
2011
2012
2013
2014
Electric Distribution
Gas Distribution
Transmission*

[redacted]

[redacted]

[redacted]

Power Delivery - The Driver of Growth
Total Rate Base
Growth - 80%
Electric Distribution Rate
Base Growth - 49%
Transmission Rate
Base Growth - 185%
$4,765
$8,563
$5,357
$6,123
$3,425
$3,749
$4,087
$4,417
$4,725
$5,115
$218
$226
$237
$243
$249
$252
$1,122
$1,382
$1,799
$2,390
$2,884
$3,196
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Does not reflect updated phasing of MAPP capital expenditures based on revised 2015 in-service date

Baltimore
Dover
Washington, DC
Georgetown
Burches Hill
Chalk Pt.
Possum Pt.
Indian River
Cambridge
Calvert Cliffs
Vienna
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

PJM

- Analyses show significant violations of reliability criteria in MAAC and EMAAC in 2015, requiring additional transmission capability be put in place
- In October 2010, the PJM Board reaffirmed the need for MAPP with the in-service date revised from June 2014 to June 2015

Pending Regulatory Approvals

- Plan to file an updated CPCN in Maryland by year-end 2010
- Field reviews with state and federal environmental agencies substantially completed for Southern Maryland portion

Ongoing Work

- Agreements in place for areas of new right of way and converter station locations
- Environmental permitting and engineering design underway
- Review and award of bids from HVDC vendors to be completed in first quarter 2011

Mid-Atlantic Power Pathway (MAPP) -
Project Update
Total Projected Construction Cost: $1.2 billion
Current In-Service Date: June 2015
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 • Construction activities to begin upon receipt of
 environmental permits

2008 A	2009 A	2010 F	2011	2012	2013	2014	2015	2016	TOTAL [2]
Previous Forecast										
Delmarva Power	$1	$8	$17	$117	$116	$183	$176	$55	–	$673
Pepco	5	22	7	129	201	114	70	–	–	548
TOTAL	$6	$30	$24	$246	$317	$297	$246	$55	–	$1,221
Current Forecast [1]										
Delmarva Power	$1	$8	$12	$51	$146	$138	$74	$60	–	$490
Pepco	5	22	18	112	216	166	139	45	8	731
TOTAL	$6	$30	$30	$163	$362	$304	$213	$105	$8	$1,221
Increase/(Decrease)	–	–	$6	($83)	$45	$7	($33)	$50	$8	–

(Millions of Dollars)
(1) Reflects current June 2015 in-service date
(2) Shift of $183 million of construction expenditures from Delmarva Power to Pepco in the current forecast is based on the final route selected for the Chesapeake Bay crossing
Note: See Safe Harbor Statement at the beginning of today’s presentation.
MAPP Construction Expenditures -
Revised for 2015 In-Service Date

Pepco		Delmarva Power		Atlantic City Electric
	DC	MD	MD	DE	NJ
Decoupling	Implemented November 2009	Implemented June 2007	Implemented June 2007	To be implemented following resolution of the electric distribution base rate case, 4Q2010*	Filed request for approval, August 2009
Forecasted 2010 % of Distribution Revenue	24%	42%		13%	21%
Advanced Metering Infrastructure	Meter installation underway (to be completed 4Q2011), regulatory asset approved	Meter deployment approved (subject to implementation of PSC-approved customer education/communication plan), regulatory asset approved	Meter deployment pending (subject to PSC approval of adjusted business case and implementation of PSC-approved customer education/ communication plan)	Meter installation underway (to be completed 1Q2011), regulatory asset approved	Deferred
Energy Efficiency and Demand Response Programs	Demand response proposal pending. Sustainable Energy Utility (SEU) to be established for energy efficiency	Demand response and energy efficiency programs approved, recovery through a surcharge	Demand response and energy efficiency programs approved, recovery through a surcharge	Demand response approved as part of AMI. Energy efficiency managed by SEU	Demand response programs approved, recovery through a surcharge
Innovative rate structure	Dynamic pricing proposals pending	Critical Peak Rebate form of dynamic pricing approved	Critical Peak Rebate form of dynamic pricing approved pending AMI deployment authorization.	Dynamic pricing proposals pending	Deferred

Combines smart grid technology with energy efficiency programs to help customers control their energy use and cost, while providing earnings potential for the Company
*   DPL - DE Gas decoupling to be implemented following base rate case decision expected in April 2011
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint - Project Status by Jurisdiction

Blueprint - Business Case

$400
$350
$300
$250
$200
$150
$100
$50
$0
PV of Rev Require, $M (15 yrs)
Benefits
Costs

Eliminate Existing Meters ($87M)
Electric Supply Cost Savings ($178M)
AMI ($124M)
Cost Recovery of Existing Meters ($88M)
Recovery of Deferred Costs ($29M)
$94M
Customer Benefits
• Improved outage response and communication
• Easier and quicker access to energy usage and other data
• Enhanced ability to manage energy usage and reduce bills
• More responsive customer service (outage notification,
 remote turn on/off, energy advisor role, etc.)
$335M
$241M
Note: Preliminary data - reflects Pepco MD business case net of DOE funding
Operational Benefits ($70M)
Operational Benefits
• Eliminates manual meter reading
• Improves billing activities and complaint handling
• Enables remote turn on/off
• Enables distribution asset optimization
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco Holdings, Inc

pepco

A PHI Company

Potomac Electric Power Company - Maryland
AMI Implementation
With DOE Funding
Estimated Trend of Monthly Incremental Customer Bill Impacts

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$(1.00)
$(2.00)
$(3.00)
$(4.00)
$(5.00)
$(6.00)
$(7.00)
$(8.00)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Full Service Year
Deferred Cost Recovery
Existing Meter Recovery
AMI Cost
Supply-Related Benefits
AMI Operational Benefits
Net of Cost /Operational and Supply Benefits
Net of Cost/Operational Benefit

Note: Preliminary data - reflects Pepco MD business case net of DOE funding
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint - Business Case (continued)

(Millions of Dollars)	Pepco MD Electric Rate Case Final Position	Approved
Date	5/21/10	8/6/10
Rate Base	$924.1	$906.0
Equity Ratio	48.73%	48.87%
Return on Equity	10.75%	9.83%
Revenue Requirement	$28.2	$7.8
Residential Total Bill % Increase		0.5%
New Rates Effective		7/29/10

Maryland Order Summary

– Revenue requirement – final position	$28.2
Reduce ROE to 9.83%	(7.0)
Denial of post test year expenses and other items	(7.0)
Depreciation/amortization related (no earnings impact)	(6.4)
– Revenue increase per order	$7.8

Application for Rehearing filed 9/2/10	**Revenue Impact**
– Request corrections to formulas calculating annual cost of removal	$4.7
– Reconsider proposed ratemaking adjustments for reliability expenditures	$2.3
– Reconsider proposed ratemaking adjustments for Enhanced Vegetation Management costs	$1.5

Distribution Rate Cases -
Most Recent Decisions

(Millions of Dollars)	DPL MD Electric Rate Case		Pepco DC Electric Rate Case		ACE NJ Electric Rate Case	
	Final Position	Approved	Final Position	Approved(2)	Final Position	Approved
Date	11/4/09(1)	12/2/09	12/9/09(1)	3/2/10	2/19/10	5/12/10
Rate Base	$311.8	$306.4	$1,020.0	$1,010.3	$808.8	$761.6
Equity Ratio	49.87%	49.87%	46.18%	46.18%	49.58%	49.10%
Return on Equity	10.75%	10.00%	10.75%	9.625%	11.50%	10.30%
Revenue Requirement	$13.6	$7.5	$44.5	$19.8	$45.8	$20.0
Depreciation Expense Reduction/(Increase)	–	–	($4.7)	$1.7	–	–
Residential Total Bill % Increase		1.3%		1.8%		1.2%
New Rates Effective		12/2/09		3/23/10		6/1/10

(1) Date of company’s reply brief
(2) On 6/23/10, the Commission issued an order granting in part Pepco’s application for reconsideration.
 The impact of the decision is an additional $1.0 million of allowed rate base and an additional increase in revenues of approximately $0.5 million annually effective 7/21/10.
Distribution Rate Cases -
Most Recent Decisions (continued)

(Millions of Dollars)	DPL DE Electric Case - Docket 09-414 DPL [(1)]	Hearing Examiner	Staff [(1)]	DPA [(1)(4)]
Adjusted Rate Base	**$461.3**	**$427.3 [(3)]**	**$427.9**	**$401.7**
Equity Ratio	**47.52%**	**47.52%**	**47.52%**	**47.52%**
Return on Equity [(2)]	**10.75%**	**8.50%**	**8.50%**	**7.52%**
Revenue Requirement	**$24.2**	**$6.3[(3)]**	**$6.4**	**($4.6)**
Revenue Requirement Equating to 25 Basis Point Change in ROE	**$0.9**

(1) Brief filing position
(2) Recommended return on equity without revenue decoupling is 11.00% for DPL, 9.50% for Hearing
 Examiner and Staff and 9.58% for DPA
(3) Company calculation
(4) Division of Public Advocate
Commission expected to consider case at
meeting scheduled for November 10, 2010
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Pending
Delmarva Power - Electric

DPL DE Gas Case - Docket 10-237		
	DPL [1]	Staff	DPA [2]
Adjusted Rate Base	$238.7	TBD	$202.6
Equity Ratio	48.28%	48.28%	48.28%
Return on Equity	11.00% [3]	8.25%	7.17%
Revenue Requirement	$10.2	TBD	($4.7)
Revenue Requirement Equating to 25 Basis Point Change in ROE	$0.5		

	Procedural Schedule
Initial Filing Date	7/2/10
Staff/DPA Testimony	10/28/10
Rebuttal Testimony	12/1/10
Evidentiary Hearings	1/18 – 1/19/11
Initial Briefs	2/7/11
Reply Briefs	2/16/11
Expected Timing of Decision	April 2011

Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Current filed position as of 10/11/10
(2)  Division of Public Advocate
(3) Recommended return on equity position without revenue decoupling is 11.25%
• Interim rate increase of $2.5 million
 put into effect August 31, 2010,
 subject to refund
• Balance of requested increase may
 be put into effect February 2, 2011,
 subject to refund
Distribution Rate Cases - Pending
Delmarva Power - Gas

Distribution Rate Cases -
The Next Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Preliminary Filing Cycle   Tentative Filing Date
 – Delmarva Power MD   Late 2010/Early 2011
 – Pepco MD      Spring 2011
 – Pepco DC      Summer 2011
 – Atlantic City Electric NJ   Summer 2011
 – Delmarva Power DE - Electric  Summer 2011
 – Delmarva Power DE - Gas    Early 2012
• Filing cycle may be altered by financial projections and other considerations

Regulatory Lag Reduction Mechanisms
 • Reduced time between rate case filings
 • Future test periods
 • Cash return on CWIP
 • Alternative incentive regulation, performance based ratemaking
 • Surcharge clauses/tracker mechanisms
 • Formula rates at retail level / annual review process
 • Use of terminal rate base
 • Develop and pursue reasonable settlements

Pepco Energy Services Overview
• PES provides retail energy services to large
 customers
 – Government
 – Institutional
 – Commercial and Industrial
• Energy Services
 – PES develops, installs, operates, and maintains
 energy efficiency, renewable energy, and combined
 heat and power and thermal projects
 • Since 1995, PES has completed more than $850
 million of energy efficiency projects
• Energy Supply
 – PES is in the process of winding down the Retail
 Energy Supply business
 – PES also owns two peaking power plants that will be
 retired in 2012
PES has shifted its strategic focus from
Energy Supply to Energy Services
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Key Metrics	9/2010 YTD	2009	2008
Load Served - MW	2,195	3,195	4,388
MWh Delivered*	9.3	17.8	20.1
Dths Delivered*	36.5	45.8	36.1
O&M Expense*	$37	$60	$50
* millions			
Gross Margins			
$/MWh	$6.49	$6.40	$3.71
$/Dth	$0.20	$0.41	$0.37

Collateral and Working Capital Invested
$ in millions
400
350
300
250
200
150
100
50
0
2009 Actual
2010 Est
2011 Est
2012 Est
Working Capital
Cash Collateral
Letters of Credit

Retail Energy Supply Contract Backlog
MWh (millions)
20
15
10
5
0
Dth (millions)
60
50
40
30
20
10
0
Electric Delivered and Backlog
Gas Delivered and Backlog
2009A
2010E
2011E
2012E
2013E
2014E
Estimated as of 9/30/2010

Wind-down of Retail Electric and
Natural Gas Supply and Power Plants
• PES is on track in winding down this
 business; the retail supply contracts
 completely roll off by 2014
• Power Plants are scheduled for
 retirement in May 2012
• Gross margin expectations for the
 contract backlog:
 – Electric: ~$6.00/MWh
 – Natural Gas: ~$0.35/Dth
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Value of Construction Contracts Signed
(Revenues in millions of $)
$60
$50
$40
$30
$20
$10
$0
2007
2008
2009

Typical Construction Project Life-Cycle
1st Customer Meeting
Contract Signed
Commission Project
Energy Audit → Engineering → Negotiations
Recognize Construction Revenues % Complete Basis
2-Year Sales Cycle
18-month Construction

Construction Gross Margin
($ millions)
$15
$10
$5
$0
2008
2009
2010
Backlog
Actual Gross Margin

Typical projects:
• Construction contract value:
 – $5 to $25 million (revenue)
• Gross margins:
 – 20% to 25% range
• Strong track record for performance
 contracts requiring on going measurement/
 verification of energy savings
• Projects are financed by 3rd parties and
 require minimal capital by PHI
• Contract backlog
 – $21 million of gross margin at 9/30/10
 – 14-month weighted average remaining
 construction period
Construction Revenues from
Energy Efficiency Projects
1
Energy Services: Make-up of Earnings
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Energy Services: Make-up of Earnings
Recurring Revenue
Operations and
maintenance contracts
related to energy efficiency
projects; 3-15 year
contracts
Long-term CHP and
thermal contracts from
facilities that we operate
and maintain
• Military District of Washington
• Baltimore City Schools
• BWI Airport
• Other universities, state agencies,
• and municipal governments
Projects
• Atlantic City District Energy
• Wilmington District Energy
• 23 MW NIH Combined Heat and
• Power, Bethesda, MD
• Washington Convention Center
• Thermal Facility**
Gross Margin
Expectations
$28 million
Contract Backlog
6-year remaining
contract life*
$251 million
Contract Backlog
13-year remaining
contract life*
* Weighted average, contract backlog at 9/30/10
** Excluded from backlog (partnership income)
Renewable Energy Projects
• 2 MW Atlantic City Convention Center
 Solar
• 5 MW Bethlehem Landfill Gas (LFG), PA
• 2 MW Fauquier County LFG, VA
• 3 MW Eastern LFG, MD
2
Recurring Gross
Margin
$5-$6M per year
Construction Companies
• Primarily W. A . Chester - underground
 high voltage transmission construction
 for utilities
Recurring Gross
Margin
$6-$10M per year
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Energy Efficiency Contracts *($ in millions)*	Contract Revenue
First Half 2010	
Marine Corps, Arlington, VA	$ 5
Marine Corps - O&M, Arlington, VA	20
Other Projects	4
	$ 29
Second Half 2010	
Prince George's County Schools, MD	$ 35
BWI Thurgood Marshall Airport, MD	21
Washington, DC - Judiciary Square	8
Montgomery County Schools, VA	5
Other Projects	21
	$ 90
2010 YTD	**$ 119**

Contracts Signed and Project Development Pipeline
400
350
300
250
200
150
100
50
0
($ in millions)
Project Development Pipeline
Construction
O&M
Renewable

Pace of Contract Signings has Picked Up
2010 Activity
• PES experienced a slowing of contract signings
 through the first half of 2010
• Since July, contract signings have picked up and
 PES has signed $90 million of new energy
 efficiency contracts
Longer-term Growth Estimate
• PES is now targeting annual earnings of
 15¢ /share by 2014, down from 20 ¢/share*
• PES has fewer Federal projects currently under
 development than originally anticipated
 – The government’s focus on the stimulus
 program has put energy performance
 contracting on the back burner
• While we expect the focus to shift back to
 performance contracting over time, given the
 lengthy sales cycle, we have shifted our growth
 estimate to later in the planning horizon
 *Based on shares outstanding at 9/30/10
2007
2008
2009
2010 YTD
Note: See Safe Harbor Statement at the beginning of today’s presentation.

BWI Thurgood Marshall Airport Project
• Project
 – PES will implement 13 energy conservation
 measures
 – The scope covers 30 airport buildings, including the
 main terminal (9 million square feet)
 – Installation of more than 1 acre of solar power
 generation equipment
• Construction schedule
 – Construction began in September 2010; estimated
 completion is December 2011
PES signed a $21 million energy performance contract
with the Maryland Aviation Administration (MAA) for the
BWI Thurgood Marshall Airport in Maryland
The project allows MAA to beat its 15% energy
reduction goal set by the EmPOWER Maryland Initiative
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Third Quarter 2009 Earnings Per Share from Continuing Operations *	**$0.35**
Power Delivery	
Distribution Revenue – Rate Increases	0.04
Distribution Revenue – Weather	0.04
Network Transmission Revenue	0.03
Distribution Revenue – Other (primarily customer usage/growth)	0.01
Other, net	0.01
Operation and Maintenance	(0.02)
Depreciation	(0.01)
Pepco Energy Services	(0.03)
Other Non-Regulated	0.01
Corporate and Other (primarily income tax adjustments and lower interest expense)	0.09
Third Quarter 2010 Earnings Per Share from Continuing Operations *	**$0.52**

*  Excluding Special Items. See appendix for reconciliation to GAAP.
Third Quarter 2010
Financial Performance - Drivers

Year-to-Date 2009 Earnings Per Share from Continuing Operations *	**$0.68**
Power Delivery	
Distribution Revenue – Rate Increases	0.08
Network Transmission Revenue	0.07
Distribution Revenue – Other (primarily customer usage/growth)	0.05
Distribution Revenue – Weather	0.05
ACE Basic Generation Service (primarily unbilled revenue)	0.04
Other, net	0.04
Income Tax Adjustments	(0.07)
Operation and Maintenance	(0.04)
Depreciation	(0.03)
Pepco Energy Services	(0.01)
Other Non-Regulated	(0.01)
Corporate and Other (primarily income tax adjustments)	0.14
Year-to-Date 2010 Earnings Per Share from Continuing Operations *	**$0.99**

*  Excluding Special Items. See appendix for reconciliation to GAAP.
Year-to-Date September 2010
Financial Performance - Drivers

Amount ($MM)
As of December 31, 2009
800
700
600
500
400
300
200
100
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Long-Term Debt Maturities
(Excludes ACE Securitization Debt)
Pepco Holdings Inc
Potomac Capital Invt Corp
Atlantic City Electric
Potomac Electric Power
Delmarva Power & Light
Pepco Energy Services

Amount ($MM)
Projected at December 31, 2010
800
700
600
500
400
300
200
100
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Long-Term Debt Maturities
(Excludes ACE Securitization Debt)
Pepco Holdings Inc
Potomac Capital Invt Corp
Atlantic City Electric
Potomac Electric Power
Delmarva Power & Light
Pepco Energy Services

Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI Debt Refinancing
• On October 1, 2010, PHI issued $250 million of 2.7% notes due October 1, 2015
• A portion of proceeds was used on October 13, 2010 to repurchase $40 million of
 6.125% notes due 2017
• Remaining proceeds will be used in November 2010 to redeem $200 million of 6.0%
 notes due 2019 and $10 million of 5.9% notes due 2016
• Annual earnings impact, beginning in 2011, is lower interest expense of approximately
 $0.02 per share

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010E
2010E
2011E

Earnings Guidance and Outlook
Earnings Per Share Ranges
$1.10 - $1.30
$0.80 - $0.95
Original
Guidance
Outlook
Reflects earnings per share from ongoing operations
(GAAP results excluding special, unusual or extraordinary items)
$1.00 - $1.10
Revised
Guidance
The revised guidance range represents:
• Strong Power Delivery operating
 performance through the first nine
 months of 2010
• The impact of hot summer weather on
 electric distribution revenue in certain
 jurisdictions
• Partially offset by the effects of a
 much higher level of storm activity in
 2010, compared to 2009
Note: See Safe Harbor Statement at the beginning of today’s presentation.

We are positioned to provide an attractive total return
to our shareholders and growth for the future
* As of October 25, 2010
Note: See Safe Harbor Statement at the beginning of today’s presentation.
POM Investment Case
• Robust T&D growth - over $5 billion planned investment, 42% in transmission
• Smart grid underway - aided by $168 million in stimulus funds
• Reasonable regulatory outlook - including FERC formula rates
• No equity issuance needs until at least 2012
• Commitment to the dividend; attractive current yield at 5.6%*
• Clear value proposition - fundamentally a regulated T&D business

Appendix

Sales (GWh)*		Forecasted Annual Average Growth			
			Sales		Customer	
	2009	2010	2009-2010	2009-2014	2009-2010	2009-2014
Pepco	26,530	26,930	1.5%	1.5%	1.0%	0.9%
Delmarva Power	12,515	12,508	-0.1%	0.6%	0.9%	1.2%
Atlantic City Electric	9,738	9,839	1.0%	1.0%	0.9%	1.0%
Total Power Delivery	48,783	49,277	1.0%	1.1%	0.9%	1.0%

*Weather Normalized Sales

Sales and Customer Growth
While the economic downturn has slowed growth, we expect
continued growth over the long-term across our service territory.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Net Earnings from Continuing Operations (Millions of dollars)		Three Months Ended September 30,		Nine Months Ended September 30,
		2010	2009	2010	2009
Reported (GAAP) Net Earnings from Continuing Operations		$21	$104	$125	$184
Special Items:
•	Debt extinguishment costs, including treasury lock hedge	81	-	81	-
•	Restructuring charge	8	-	8	-
•	Effects of Pepco divestiture-related claims	6	-	6	-
•	Mirant bankruptcy settlement (net of customer sharing)	-	(16)	-	(24)
•	Maryland income tax benefit, net of fees	-	(11)	-	(11)
Net Earnings from Continuing Operations, Excluding Special Items		$116	$77	$220	$149
Earnings per Share from Continuing Operations		Three Months Ended September 30,		Nine Months Ended September 30,
		2010	2009	2010	2009
Reported (GAAP) Earnings per Share from Continuing Operations		$0.09	$0.47	$0.56	$0.84
Special Items:
•	Debt extinguishment costs, including treasury lock hedge	0.36	-	0.36	-
•	Restructuring charge	0.04	-	0.04	-
•	Effects of Pepco divestiture-related claims	0.03	-	0.03	-
•	Mirant bankruptcy settlement (net of customer sharing)	-	(0.07)	-	(0.11)
•	Maryland income tax benefit, net of fees	-	(0.05)	-	(0.05)
Earnings per Share from Continuing Operations, Excluding Special Items		$0.52	$0.35	$0.99	$0.68
Reconciliation of GAAP Earnings to
Earnings Excluding Special Items